UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2017

OLD POINT FINANCIAL CORPORATION
 (Exact name of registrant as specified in its charter)

Virginia	000-12896	54-1265373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 West Mellen Street
Hampton, Virginia  23663
(Address of principal executive offices)  (Zip Code)

(757)728-1200
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As part of his sign-on equity award in connection with his hiring as Chief Financial Officer and Senior Vice President/Finance of Old Point Financial Corporation (the Company) and Chief Financial Officer and Executive Vice President of The Old Point National Bank of Phoebus, on July 11, 2017, the Compensation and Benefits Committee of the Board of Directors of the Company awarded 2,245 shares of restricted stock (the Award Shares) to Mr. Jeffrey W. Farrar on the terms and subject to the conditions set forth in the Time-Based Restricted Stock Agreement (the Award Agreement) attached hereto as Exhibit 10.19, and subject to the terms, conditions and restrictions of the previously filed Old Point Financial Corporation 2016 Incentive Stock Plan (the Plan).

Subject to earlier forfeiture or accelerated vesting under certain circumstances described below and in the Award Agreement, the Award Shares are scheduled to vest in installments of 67% on June 1, 2019 and 33% on June 1, 2020.

The Award Agreement provides that in the event Mr. Farrar's employment is terminated due to death or Disability (as defined in the Plan) or retirement under certain conditions, or a Change in Control (as defined in the Plan) occurs, the Award Shares will immediately vest.  If Mr. Farrar's employment with the Company ends before the Award Shares vest and he is not eligible for accelerated vesting of the Award Shares, then the Award Shares subject to restrictions will be automatically forfeited to the Company.

The foregoing description of the Award Shares and the Award Agreement are summaries only and are qualified in their entirety by reference to the filed Award Agreement attached hereto as Exhibit 10.19.

Item  9.01 Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit 10.19	Time-Based Restricted Stock Agreement, dated July 11, 2017, between Old Point Financial Corporation and Jeffrey W. Farrar

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Point Financial Corporation
Registrant

Date: July 13, 2017	/s/ Robert F. Shuford, Sr.
Robert F. Shuford, Sr.
Chairman of the Board
President & Chief Executive Officer